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                                 Exhibit 10.1(d)


                                                           November 4, 1999


To:      Mr. C. E. Bryant, Jr.
         President
         Continental Conveyor and Equipment Company
         Winfield, Alabama

                  and

         Mr. Richard M. Sickinger
         President
         Goodman Conveyor Company
         Belton, South Carolina


Re: Credit Facility and Security Agreement, dated as of August 27, 1993 (the "Loan Agreement"), originally by and among Continental Conveyor & Equipment Co. L.P., Goodman Conveyor Co. L.P. (collectively the "Original Borrowers") and Bank One, NA, successor by merger to Bank One, Cleveland, NA (the "Bank"), the Obligations of the Original Borrowers under said Loan Agreement having been assumed by Continental Conveyor & Equipment Company ("Continental") and Goodman Conveyor Company (collectively with Continental, the "Borrowers") pursuant to a certain Assumption and Modification Agreement dated March 7, 1997 by and among the Borrowers and the Bank, as amended from time to time thereafter (the "Loan Agreement").

Gentlemen:

         The Bank hereby agrees and restates to amend Section 8.1(T) of the Loan Agreement, effective September 30, 1999, to read in its entirety as follows:

                  "(T) Measured as of the end of each calendar quarter beginning with the quarter ended September 30, 1999, the Borrowers' (as defined below) combined operating income (which shall be before deduction for any Management Fees) for the immediately preceding four quarters shall be an amount equal to or greater than the sum of $14,000,000, based upon the Borrowers' fiscal quarter-end financial statements prepared in accordance with GAAP."

         Furthermore, notwithstanding the prohibition against Distributions in
Section 8.2(H) of the Loan Agreement, the Bank hereby agrees that the Borrowers are permitted to make advances or loans up to a maximum of $5,000,000 in the aggregate to any one or more foreign-based subsidiaries of Continental during the period beginning October 1, 1999 and ending on March 28, 2000.



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Continental Conveyor & Equipment Company and
    Goodman Conveyor Company
November 4, 1999
Page 2 of 2




         Except as herein specifically amended, directly or by reference, all of the terms and conditions set forth in the Loan Agreement are confirmed and ratified and shall remain in full force and effect.

                                       Very truly yours,

                                       BANK ONE, NA


                                       By
                                         ------------------------------------
                                         John R. Straka
                                         Vice President


                                       Confirmed and Agreed:


                                       CONTINENTAL CONVEYOR &
                                         EQUIPMENT COMPANY


                                       By
                                         ------------------------------------
                                         C. E. Bryant, Jr.
                                         President



                                       GOODMAN CONVEYOR COMPANY

                                       By
                                         ------------------------------------
                                         Richard M. Sickinger
                                         President